Rule 497(d)
                                     FT 520


                Supplement to the Prospectus dated April 5, 2001

Notwithstanding anything to the contrary in the Prospectus, all shares of Smith Barney California Municipals Fund Inc. (Ticker: SHRCX), an open-end fund acquired by the California Municipal Income Closed-End Portfolio Series as a result of the reorganization of Greenwich Street California Municipal Fund (Ticker: GCM), a portfolio component, into the Smith Barney California Municipals Fund Inc., have been removed from the portfolio of California Municipal Income Closed-End Portfolio Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

During the initial offering period, unit holders of other unit investment trusts having a similar strategy as the Trust or Trusts in the Prospectus may utilize their termination proceeds to purchase Units of the Trust or Trusts at the reduced sales charge applicable to investors purchasing Units using redemption or termination proceeds from First Trust unit investment trusts. In addition, Fee Accounts Unit holders tendering at least 1,000 Units for redemption, or such other amount as required by your broker/dealer, may elect to receive an In-Kind Distribution of Securities at redemption, provided such tendered Units have been held for at least one month.

January 29, 2002